UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 4, 2004

MAIN STREET RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18668

DELAWARE	11-2948370
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018
(Address of principal executive offices) (Zip Code)

(602) 852-9000
(Registrant’s telephone number, including area code)

MAIN STREET AND MAIN INCORPORATED
(Former Name, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

The Company is furnishing this Report on Form 8-K in connection with the disclosure of textual information, in the form of a press release released on August 4, 2004.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on our website located at www.mainandmain.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1     Press Release dated August 4, 2004-Announcing second quarter 2004 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Main Street Restaurant Group, Inc.

Dated: August 4, 2004	/s/ William G. Shrader
William G. Shrader President and Chief Executive Officer

Dated: August 4, 2004	/s/ Michael Garnreiter
Michael Garnreiter Executive Vice President and Chief Financial Officer